DELAWARE GROUP

-------------------------------------
PREMIUM FUND
-------------------------------------


-------------------------------------
INTERNATIONAL EQUITY
SERIES
-------------------------------------



-------------------------------------
ANNUAL REPORT
-------------------------------------

DECEMBER 31, 1998








DELAWARE
INVESTMENTS
---------------------
Philadelphia o London

January 10, 1999

Dear Policy Holder:

Fiscal year 1998 was the best and worst of times for equity and fixed-income investors. While the year began and ended with U.S. stocks posting tremendous gains, the events in between left investors a bit uncertain about the outlook going forward.

                                                         1998 Total Return
Standard & Poor's 500 Index                                   +28.56%
Russell 2000 Index                                             -2.55%
Lehman Brothers Government/Corporate Bond Index                +8.69%
Morgan Stanley Europe, Australia, Far East (EAFE) Index       +20.33%

Performance quoted above assumes reinvestment of dividends. It is not intended to represent the performance of any Premium Fund Series. Complete performance information can be found following each discussion section of this report. Past performance does not guarantee future results. The indexes are unmanaged and assume no management fees or expenses. A direct investment in an unmanaged index is not possible.

   During the first half of 1998, U.S. and European stock markets continued to hit record levels fueled by a positive environment with low inflation, low interest rates and low unemployment. Between January 1 and July 17, the Standard & Poor's 500 Index rose +23.3% and the Morgan Stanley Europe, Australia, Far East (EAFE) Index had posted a comparable gain of +21.3%.
   However, as U.S. corporations began lowering their earnings expectations for the second half of 1998 and investors learned of escalating financial problems in Asia, Russia and Latin America, concern mounted that the U.S. economy would weaken. Foreign investors responded by moving their money out of riskier investments--stocks and non-government bonds--and into U.S. Treasuries for their safety and liquidity.
   Stock and non-government bond prices spiraled downward. Conversely, prices of U.S. Treasury securities skyrocketed causing yields to decline. For the first time since the 1960s, the yield on the benchmark 30-year U.S. Treasury fell below 5% to 4.97% at the end of September.
   To help ease the strain on the U.S. economy, the Federal Reserve responded by lowering its target for short-term interest rates three times in the fall. By the end of November, the federal funds rate (the interest rate charged between banks for overnight loans) was reduced a total of 0.75 percentage points to 4.75%.
   The impact of the Fed's rate cuts was tremendous. U.S. stocks soared to new highs--the large-cap S&P 500 Index returned +21.28% in the fourth quarter after reporting a near 10% drop in the third quarter. Small and mid-cap stocks also rebounded, but still underperformed their large-cap counterparts in 1998.
   Most strategists believe that the economies of Southeast Asia will bottom out in 1999, that Japan may begin to recover from its recession, and that the Federal Reserve has the capability, and the will, to keep the U.S. economy growing. As long as the economy continues to grow, we think the stock market will enjoy a favorable environment, though volatility may continue and returns may not be in the 20+% range we have seen for the past four years.
   On the following pages, the performance of each Series of Premium Fund is discussed in detail. After a difficult period like we encountered in 1998, it is important to remember that your annuity is a long-term investment that requires patience and a long-term perspective. We thank you for placing your confidence in Delaware Investments.

Sincerely,

/s/ Jeffrey J. Nick

Jeffrey J. Nick
Chairman, President and Chief Executive Officer
Delaware Investments Family of Funds

FOR INTERNATIONAL DIVERSIFICATION

International Equity Series

Investment Strategy and Performance in 1998

   Global markets faced economic and financial turmoil in fiscal 1998 as Asia's financial crisis spread to other world economies. This presented us with a challenging environment for International Equity Series.
   For the 12 months ended December 31, 1998, the Series provided a total return of +10.33% (capital change plus reinvestment of dividends). This was about half the +20.33% return of our benchmark Morgan Stanley Europe, Australia, Far East
(EAFE) Index for the same period.
   Asia's economic decline, which began in 1997, set the pace for more widespread upheaval in 1998. In August, Russia's currency devaluation and Brazil's burgeoning national debt added to investor concern about the safety of international investment portfolios. Many investors cashed out their international holdings in favor of the safe haven of U.S. Treasury bonds. World equity markets declined as a result, curtailing the performance of most overseas investments.
   International Equity Series held the largest percentage of its net assets (30.15%) in the United Kingdom at year end. This emphasis helped boost our returns early in 1998 as the U.K. stock market performed extremely well. During the summer, however, our U.K. holdings suffered as market volatility increased and investors sold the stocks of even strong performing companies.
   We focus on dividend-paying stocks in established markets. Traditionally, we have had a heavy concentration in Western Europe. Our research of countries evaluates the potential effects of currency fluctuations, inflation, local economy and political issues. Next, we look for individual companies that offer superior income and capital appreciation potential.
   Our selection process, known as a dividend discount approach, seeks to lower the Series' overall risk profile. We also attempt to reduce risk through defensive currency hedging which helps protect the dollar value of our investments.

Portfolio Snapshot
   In fiscal 1998, we defensively hedged the British pound due to our heavy exposure to U.K. securities and our belief that the pound was somewhat overvalued. We used forward currency contracts to limit the risk of loss should the pound decline in value. The added expense of this contract reduced the Series' total return, but also reduced the risk to capital from fluctuating exchange rates. We believe the added cost was worth the protection we acquired.
   Because of the Series' value-oriented investment style, our holdings in Japanese stocks have historically been lower than the Index. This remained true as of year end; however, compared to our past, we held a slightly higher position (15.87% of net assets). We believed that Japan's lower interest rates, rising personal incomes and an effort to reform its banking system had improved the country's prospects for economic recovery.
   The International Monetary Fund (IMF) recently said that Japan is the key to the global economic picture. We agree. In mid-October, the Japanese parliament approved a $60 trillion yen ($509 billion) bank bailout package. Only time will tell how effectively the banking plan is implemented. Certainly, Japan's stabilization would help stimulate global economic recovery.


--------------------------------------------------------------------------------
International Equity Series Investment Objective

Seeks long-term growth without undue risk to principal. It seeks to achieve this objective by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.
--------------------------------------------------------------------------------

                                                          International Equity-1

Investment Outlook

   As we concluded 1998, the IMF lowered its forecast for world economic growth in 1999. The IMF now predicts a 2.2% growth rate--down slightly from its previous 2.5% prediction.
   In its outlook, the IMF stated that it would be "premature to consider the global economy's difficulties to be over," citing the risk of a possible global recession. We believe the global economy should still perform reasonably well in 1999, especially if Japan stabilizes.
   We expect market volatility to remain high in 1999, reflecting investors' concerns over this past year's economic difficulties in Asia, Russia and Latin America. This could certainly reduce the returns on international investments.
   We continue to closely monitor the condition of the Japanese economy. We anticipate keeping our position in Japanese stocks relatively small. The nation's recent economic weakness is beginning to offer significant value to investors and long-term potential for capital appreciation.
   The new unified currency in Europe--the Euro--will also bear watching. A unified European currency is expected to enhance trade and lead to increased efficiency across borders. While the initial reaction is positive, issues of labor mobility, nationalism and the ability for the European Central Bank to remain independent create some uncertainty for long-term prospects.

Growth of a $10,000 Investment
October 29, 1992 through
December 31, 1998


                    International Equity Series        MSCI EAFE Index
  10/29/92                   $10,000                      $10,000
  12/31/92                   $10,030                      $10,146
   3/31/93                   $10,090                      $11,363
   6/30/93                   $10,150                      $12,505
   9/30/93                   $10,800                      $13,335
  12/31/93                   $11,630                      $13,450
   3/31/94                   $11,668                      $13,920
   6/30/94                   $11,809                      $14,631
   9/30/94                   $12,041                      $14,646
  12/31/94                   $11,930                      $14,496
   3/31/95                   $12,323                      $14,766
   6/30/95                   $12,500                      $14,873
   9/30/95                   $13,226                      $15,493
  12/31/95                   $13,599                      $16,121
   3/31/96                   $14,336                      $16,587
   6/30/96                   $14,864                      $16,849
   9/30/96                   $15,264                      $16,828
  12/31/96                   $16,323                      $17,096
   3/31/97                   $16,919                      $16,828
   6/30/97                   $18,600                      $19,025
   9/30/97                   $18,702                      $18,903
  12/31/97                   $17,403                      $17,435
   3/31/98                   $19,576                      $20,272
   6/30/98                   $19,565                      $20,502
   9/30/98                   $16,779                      $17,600
  12/31/98                   $19,196                      $21,159



                           International Equity Series
                          Average Annual Total Returns
                        -------------------------------
                        Lifetime                +11.14%
                        Five Years              +10.54%
                        One Year                +10.33%

                      For periods ending December 31, 1998

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The chart above shows a $10,000 investment in both the International Equity Series and the Morgan Stanley EAFE Index for the period from the Series' inception on October 29, 1992 through December 31, 1998. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable annuity product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation was removed. For more information about fees, consult your variable annuity prospectus.

                                                          International Equity-2

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Net Assets
December 31, 1998

                                                                         Market
                                                          Number          Value
                                                        of Shares       (U.S. $)
 COMMON STOCK-96.40%
 Australia-11.23%
+Amcor ..........................................      1,415,000     $ 6,033,545
 CSR ............................................      1,904,966       4,647,898
 Foster's Brewing Group .........................      2,827,051       7,641,038
+National Australia Bank ........................        393,757       5,923,247
 Orica ..........................................        599,900       3,114,462
                                                                     -----------
                                                                      27,360,190
                                                                     -----------
 Belgium-2.37%
 Electrabel .....................................         13,115       5,762,415
                                                                     -----------
                                                                       5,762,415
                                                                     -----------
 France-7.77%
 Alcatel Alsthom ................................         38,015       4,652,965
 Compagnie de Saint Gobain ......................         34,299       4,842,584
 Elf Aquitaine ..................................         43,583       5,038,118
 Societe Generale ...............................         27,108       4,390,003
                                                                     -----------
                                                                      18,923,670
                                                                     -----------
 Germany-11.35%
+Bayer ..........................................        134,600       5,650,616
 Bayerische Vereinsbank .........................         60,900       4,817,211
 Continental ....................................        117,200       3,256,654
 RWE ............................................        146,000       8,061,274
 Siemens ........................................         89,050       5,852,091
                                                                     -----------
                                                                      27,637,846
                                                                     -----------
 Hong Kong-2.15 %
 Hong Kong Electric .............................        810,000       2,456,921
 Wharf Holdings .................................      1,900,000       2,771,216
                                                                     -----------
                                                                       5,228,137
                                                                     -----------
 Japan-15.87%
 Canon ..........................................        115,000       2,447,454
 Eisai ..........................................        287,000       5,564,219
 Hitachi ........................................        888,000       5,477,856
+Kinki Coca-Cola Bottling .......................        191,000       2,523,101
 Koito Manufacturing ............................        596,000       2,515,831
 Matsushita Electric ............................        435,000       7,663,050
 Nichido Fire & Marine ..........................        783,000       3,829,608
 West Japan Railway .............................          1,959       8,631,854
                                                                     -----------
                                                                      38,652,973
                                                                     -----------
 Malaysia-0.37%
 Oriental Holdings ..............................        510,720         589,292
 Sime Darby .....................................        380,000         326,785
                                                                     -----------
                                                                         916,077
                                                                     -----------
 Netherlands-5.22%
 Elsevier .......................................        199,500       2,794,720
 Koninklijke Van Ommeren ........................         60,100       1,872,708
 Royal Dutch Petroleum ..........................         63,000       3,137,558
 Unilever .......................................         57,440       4,910,539
                                                                     -----------
                                                                      12,715,525
                                                                     -----------

-----------------
Top 10 stock holdings, representing 30.9% of net assets, are printed in bold.

                                                                         Market
                                                          Number          Value
                                                        of Shares       (U.S. $)
 COMMON STOCK (Continued)
 New Zealand-2.33%
 Carter Holt Harvey .............................      1,187,800     $ 1,062,535
+Telecom Corporation of New Zealand .............        954,784       4,144,861
+Telecom Corporation of New Zealand IR ..........        209,409         457,293
                                                                     -----------
                                                                       5,664,689
                                                                     -----------
 Singapore-0.36%
 Jardine Matheson Holdings Limited ..............        336,622         868,485
                                                                     -----------
                                                                         868,485
                                                                     -----------
 Spain-7.23%
 Banco Central Hispanoamericano .................        611,244       7,265,941
 Iberdrola ......................................        197,800       3,704,829
 Telefonica de Espana ...........................        148,909       6,628,689
                                                                     -----------
                                                                      17,599,459
                                                                     -----------
 United Kingdom-30.15%
 Bass ...........................................        436,964       6,124,978
 BG .............................................        867,647       5,462,432
 Blue Circle Industry ...........................        918,236       5,282,372
 Boots ..........................................        433,200       7,336,215
 British Airways ................................        889,473       6,001,660
 Cable & Wireless ...............................        556,000       6,816,449
*Centrica .......................................        700,000       1,401,298
 GKN ............................................        594,000       7,912,570
 Glaxo Wellcome .................................        214,470       7,328,073
 Great Universal Stores .........................        438,000       4,571,041
 Rio Tinto ......................................        522,100       6,007,011
 Taylor Woodrow .................................      1,365,000       3,405,762
 Unigate ........................................        808,000       5,786,825
                                                                     -----------
                                                                      73,436,686
                                                                     -----------
 Total Common Stock
  (cost $199,255,236)                                                234,766,152
                                                                     -----------
 RIGHTS-0.05%
 New Zealand-0.05%
*Telefonica de Espana ...........................        148,909         132,364
                                                                     -----------
 Total Rights (cost $0)                                                  132,364
                                                                     -----------
 WARRANTS-0.00%
 Hong Kong-0.00%
*Wharf Holdings .................................         95,000           7,848
                                                                     -----------
 Total Warrants (cost $0)                                                  7,848
                                                                     -----------


                                                          International Equity-3

International Equity Series
Statement of Net Assets (Continued)


                                                                         Market
                                                          Principal       Value
                                                            Amount       (U.S.$)
REPURCHASE AGREEMENTS-3.61%
With Chase Manhattan 4.50%
   1/4/99 (dated 12/31/98,
   collateralized by $2,264,000
   U.S. Treasury Notes 7.875%
   due 8/15/01, market value
   $2,511,805) ..................................        $2,461,000   $2,461,000
With J.P. Morgan Securities 4.75%
   1/4/99 (dated 12/31/98,
   collateralized by $3,139,000
   U.S. Treasury Notes 5.75%
   due 10/31/00, market value
   $3,229,162) ..................................         3,162,000    3,162,000



                                                                         Market
                                                          Principal       Value
                                                            Amount       (U.S.$)
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 4.85%
   1/4/99 (dated 12/31/98, collateralized by $688,000
   U.S. Treasury Notes 7.75% due 12/31/99, market value
   $709,135 and $962,000 U.S. Treasury Notes 7.75%
   due 1/31/00, market value $1,024,590 and $966,000
   U.S. Treasury Notes 6.25% due 8/31/00, market value
   $1,011,404 and $461,000 U.S. Treasury Notes 6.50%
   due 5/31/01, market value $482,434) ...............   $3,163,000   $3,163,000
                                                                      ----------
Total Repurchase Agreements
  (cost $8,786,000) ..................................                 8,786,000
                                                                      ----------


TOTAL MARKET VALUE OF SECURITIES-100.06% (cost $208,041,236)       $243,692,364

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS-(0.06%)                (156,323)
                                                                   ------------
NET ASSETS APPLICABLE TO 14,780,659 SHARES ($0.01 PAR VALUE)
   OUTSTANDING; EQUIVALENT TO $16.48 PER SHARE-100.00%             $243,536,041
                                                                   ============
COMPONENTS OF NET ASSETS AT DECEMBER 31, 1998:
Common stock, $ 0.01 par value, 1,000,000,000 shares
authorized to the Fund with 50,000,000 shares
allocated to the Series ........................................   $203,108,109
Undistributed net investment income** ..........................      4,931,609
Accumulated net realized loss on investments ...................       (477,750)
Net unrealized appreciation of investments
and foreign currencies .........................................     35,974,073
                                                                   ------------
Total net assets ...............................................   $243,536,041
                                                                   ============
---------------
 *Non-income producing security for the year ended December 31, 1998. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 +Security is partially or fully on loan.

  IR-Installment Receipts

                             See accompanying notes



                                                          International Equity-4

Delaware Group Premium Fund, Inc.-
International Equity Series
Statement of Operations
Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends ......................................................     $7,078,322
Interest .......................................................        815,143
Foreign tax withheld ...........................................       (529,311)
                                                                    -----------
                                                                      7,364,154
                                                                    -----------
EXPENSES:
Management fees ................................................      1,679,911
Custodian fees .................................................         93,175
Accounting and administration ..................................         91,538
Professional fees ..............................................         26,180
Reports and statements to shareholders .........................         21,600
Registration fees ..............................................         11,350
Taxes (other than taxes on income) .............................         11,149
Dividend disbursing and transfer agent
 fees and expenses .............................................          6,911
Directors' fees ................................................          3,789
Other ..........................................................         31,506
                                                                    -----------
                                                                      1,977,109
                                                                    -----------
Less expenses absorbed or waived by
   Delaware International Advisers Ltd. ........................        (28,730)
                                                                    -----------

Total expenses .................................................      1,948,379
                                                                    -----------

NET INVESTMENT INCOME ..........................................      5,415,775
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain on:
Investments ....................................................      1,016,624
Foreign currencies .............................................         14,464
                                                                    -----------
Net realized gain ..............................................      1,031,088
Net change in unrealized appreciation / depreciation
   of investments and foreign currencies .......................     14,401,533
                                                                    -----------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS AND
   FOREIGN CURRENCIES ..........................................     15,432,621
                                                                    -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................    $20,848,396
                                                                    ===========

                             See accompanying notes

Delaware Group Premium Fund, Inc.-
International Equity Series
Statements of Changes in Net Assets

                                                       Year Ended    Year Ended
                                                        12/31/98      12/31/97
                                                       ----------    ----------

INCREASE IN NET ASSETS
 FROM OPERATIONS:
Net investment income ...........................      $5,415,775    $3,977,084
Net realized gain on investments
   and foreign currencies .......................       1,031,088     2,577,473
Net change in unrealized appreciation /
   depreciation of investments and foreign
   currencies ...................................      14,401,533     1,459,920
                                                     ------------  ------------
Net increase in net assets resulting
   from operations ..............................      20,848,396     8,014,477
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................      (7,631,302)   (4,927,079)
                                                     ------------  ------------
                                                       (7,631,302)   (4,927,079)
                                                     ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .......................      66,971,858    70,066,962
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income ............................       7,631,302     4,927,079
                                                     ------------  ------------
                                                       74,603,160    74,994,041
Cost of shares repurchased ......................     (43,147,474)  (10,645,895)
                                                     ------------  ------------
Increase in net assets derived from capital
   share transactions ...........................      31,455,686    64,348,146
                                                     ------------  ------------

NET INCREASE IN NET ASSETS ......................      44,672,780    67,435,544
                                                     ------------  ------------

NET ASSETS:
Beginning of year ...............................     198,863,261   131,427,717
                                                     ------------  ------------
End of year .....................................    $243,536,041  $198,863,261
                                                     ============  ============

                             See accompanying notes



                                                          International Equity-5

Delaware Group Premium Fund, Inc.-International Equity Series
Financial Highlights


Selected data for each share of the Series outstanding throughout each period were as follows:


                                                                                   Year Ended December 31,
                                                                1998        1997         1996        1995         1994
                                                             ----------------------------------------------------------
Net asset value, beginning of year .....................      $15.520     $15.110      $13.120     $11.840      $11.620

Income from investment operations:
Net investment income(1) ...............................        0.386       0.359        0.557       0.419        0.220
Net realized and unrealized gain on
   investments and foreign currencies ..................        1.169       0.596        1.966       1.191        0.080
                                                              -------     -------      -------     -------      -------
Total from investment operations .......................        1.555       0.955        2.523       1.610        0.300
                                                              -------     -------      -------     -------      -------
Less dividends and distributions:
Dividends from net investment income ...................       (0.595)     (0.545)      (0.420)     (0.240)      (0.070)
Distributions from net realized gain
   on investments ......................................         none        none       (0.113)     (0.090)      (0.010)
                                                              -------     -------      -------     -------      -------
Total dividends and distributions ......................       (0.595)     (0.545)      (0.533)     (0.330)      (0.080)
                                                              -------     -------      -------     -------      -------
Net asset value, end of year ...........................      $16.480     $15.520      $15.110     $13.120      $11.840
                                                              =======     =======      =======     =======      =======
Total return ...........................................       10.33%       6.60%       20.03%      13.98%        2.57%

Ratios and supplemental data:
Net assets, end of year (000 omitted) ..................     $243,536    $198,863     $131,428     $81,548      $57,649
Ratio of expenses to average net assets ................        0.87%       0.85%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior
   to expense limitation ...............................        0.88%       0.90%        0.91%       0.89%        1.01%
Ratio of net investment income to average net assets ...        2.41%       2.28%        4.71%       3.69%        2.63%
Ratio of net investment income to average net
   assets prior to expense limitation ..................        2.40%       2.23%        4.60%       3.60%        2.42%
Portfolio turnover .....................................           5%          7%           8%         19%          13%

------------------
(1)Per share information for the years ended December 31, 1997 and 1998 was based on the average shares outstanding method.

                             See accompanying notes



                                                          International Equity-6

Delaware Group Premium Fund, Inc.-International Equity Series
Notes to Financial Statements
December 31, 1998

Delaware Group Premium Fund, Inc. (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 16 series: the Trend Series, the DelCap Series, the Small Cap Value Series (formerly the Value Series), the Social Awareness Series (formerly the Quantum Series), the Devon Series, the Decatur Total Return Series, the REIT Series, the Delaware Series, the Convertible Securities Series, the Emerging Markets Series, the International Equity Series, the Global Bond Series, the Delchester Series, the Strategic Income Series, the Capital Reserves Series, and the Cash Reserve Series. These financial statements and the related notes pertain to the International Equity Series (the "Series"). The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Series.

Security Valuation--Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes--The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Repurchase Agreements--The Series may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other--Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series became aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

The International Equity Series will make payments from net investment income and net realized gain on investments, if any, following the close of the fiscal year.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Series' average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the Investment Manager of the Series, an annual fee which is calculated at the rate of 0.75% of the average daily net assets of the Series, less the fees paid to the unaffiliated directors.

DIAL has elected to waive that portion, if any, of the annual management fee payable to the extent necessary to ensure that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses do not exceed 0.95% of average daily net assets of the Series through April 30, 1999.

The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of Delaware Management Company ("DMC"), to provide dividend disbursing, transfer agent and accounting services. The Series pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.




                                                          International Equity-7

International Equity Series
Notes to Financial Statements (Continued)


On December 31, 1998, the Series had liabilities payable to affiliates as follows:

                                         Dividend disbursing
               Investment                  transfer agent,
               management                 accounting fees
             fee payable to              and other expenses
                  DIAL                     payable to DSC
             --------------              -------------------
               $147,533                        $7,387

Certain officers of DMC, DSC and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended December 31, 1998, the Series made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

 Purchases ...........   $44,100,850
 Sales ...............   $10,988,732

At December 31, 1998, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

                         Aggregate             Aggregate
    Cost of             unrealized            unrealized          Net unrealized
  investments          appreciation          depreciation          appreciation
  -----------          ------------          ------------         --------------
 $208,041,236          $53,406,040          ($17,754,912)          $35,651,128

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1998 as follows:

                      Year of
                     expiration
                        2005
                     ----------
                      $477,750

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                     Shares issued upon
                                                  reinvestment of dividends
                                                     from net investment         Shares           Net
                                    Shares sold            income              repurchased      increase
                                    -----------   -------------------------    -----------      --------
Year ended December 31, 1998 ....    4,191,375            498,862              (2,725,472)     1,964,765
Year ended December 31, 1997 ....    4,451,284            342,396                (674,626)     4,119,054


5. Foreign Exchange Contracts
The Series will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. These contracts may be entered into to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Series' securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.



                                                          International Equity-8

International Equity Series
Notes to Financial Statements (Continued)


                                                   Value of
                              In exchange        contract at          Settlement      Unrealized appreciation
Contracts to Receive              for              12/31/98              date              (depreciation)
--------------------          -----------        -----------          ----------      -----------------------
262,363 British Pounds         $441,688           $434,910              1/5/99                ($6,778)
218,807 British Pounds          362,673            362,682              1/7/99                      9


                                                   Value of
                              In exchange        contract at          Settlement      Unrealized appreciation
Contracts to Deliver              for              12/31/98              date              (depreciation)
--------------------          -----------        -----------          ----------      -----------------------
10,082,609 British Pounds      $17,014,000       $16,698,634            1/29/99               $315,366


6. Credit and Market Risk
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Series' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
The Series may participate, along with other funds in the Delaware Investments Family of Funds, in a Securities Lending Agreement ("Lending Agreement"). Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of securities issued in the U.S. and 105% of the market value of securities issued outside of the U.S. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The market value of the securities on loan and the related collateral received at December 31, 1998 were as follows:

                    Market value of                Market value of
                  securities on loan                  collateral
                  ------------------               ---------------
                      $17,452,250                    $18,312,259

Net income from securities lending activities for the year ended December 31, 1998 was $153,758 and is included in interest income on the statement of operations.



                                                          International Equity-9

Delaware Group Premium Fund, Inc.-International Equity Series
Report of Independent Auditors


To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-International Equity Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-International Equity Series (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-International Equity Series at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP
                                                           ---------------------
Philadelphia, Pennsylvania                                 Ernst & Young LLP
February 5, 1999


                                                         International Equity-10